UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2026, Inscobee Inc. (KS:006490) (“Inscobee”) and Apimeds, Inc. (“Apimeds Korea”) sent a document claiming to be an action by written consent of the stockholders (the “Stockholder Consent”) to Apimeds Pharmaceuticals US, Inc. (the “Company”) which, among other things, claimed to remove all members of the board of directors of the Company (the “Board”), namely Elona Kogan, Jakap Koo, Carol O’Donnell and Dr. Bennett Weintraub, and to remove Dr. Vin Menon as Chief Executive Officer and Mr. Erick Frim as Chief Financial Officer of the Company.

The Stockholder Consent is null and void, having been taken in direct violation of binding contractual obligations and applicable Delaware law. As previously announced, the Company entered into that certain Agreement and Plan of Merger dated December 1, 2025 (the “Merger Agreement”) by and among the Company, Apimeds Merger Sub, Inc., a wholly owned subsidiary of the Company, and MindWave Innovations Inc. (“MindWave”), under which MindWave became a wholly owned subsidiary of the Company (the “Merger”). In connection with the Merger, Apimeds Korea and Inscobee entered into a Stockholder Support and Lock-Up Agreement (the “Support Agreement”) with the Company and MindWave. Under the Support Agreement, Inscobee and Apimeds Korea, among other things: (i) granted the Company an irrevocable proxy over all of their shares of common stock, which proxy was expressly described as “coupled with an interest” and not revocable under any circumstances; and (ii) waived their right to exercise consent or voting rights in a manner that would impede, disrupt, or adversely affect the consummation of the Merger or any transaction contemplated thereby.

The actions taken in the Stockholder Consent constitute a material breach of the Support Agreement. Specifically, the Stockholder Consent utilized 6,416,365 shares of common stock that were subject to the irrevocable proxy granted to the Company under the Support Agreement. Such shares are subject to an irrevocable proxy coupled with an interest and cannot legally be voted without the express authorization of the Company. Any vote cast using such shares is void and without legal effect. Without the inclusion of such shares, the Stockholder Consent does not represent a sufficient number of shares to constitute the requisite majority of the voting power of the Company under applicable Delaware law and is therefore invalid.

The Company will take all appropriate steps to enforce its rights under Delaware law, including petitioning the Delaware Court of Chancery under 8 Del. C. § 225, to obtain a declaration that the Stockholder Consent is void and that the existing members of the Board and executives remain in their respective positions. The Company further cautions that any third party relying on or acting based on the purported Stockholder Consent does so at its own risk, as such actions may be invalid and subject to reversal. The Company and MindWave remain committed to completing all transactions contemplated by the Merger Agreement in an expeditious and lawful manner.

Therefore, the Company’s position is that no departure of any director or officer of the Company has occurred. Dr. Vin Menon continues to serve as the Company’s Chief Executive Officer, Mr. Erick Frim continues to serve as the Company’s Chief Financial Officer, and each of Ms. Kogan, Mr. Koo, Ms. O’Donnell, and Dr. Weintraub continues to serve as a member of the Board. The Company does not recognize the alleged appointment of Youngjik Cho, Minguk Ji, or Junyoung Yu as directors of the Company or any appointment of officers, including Youngjik Cho, made in connection with the Stockholder Consent.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Because the Stockholder Consent is invalid, the amendment to the Amended and Restated Bylaws of the Company made in connection with the Stockholder Consent is invalid.

Item 8.01. Other Events.

MindWave Press Release

On March 24, 2026, MindWave issued a press release (the “MindWave Press Release”) on behalf of the Company and with the approval of the CEO of the Company regarding, among other things, Inscobee’s and Apimeds Korea’s actions in connection with the Stockholder Consent and the Company’s position that such actions constitute a material breach of the Support Agreement. A copy of the MindWave Press Release is attached as Exhibit 99.1 and is incorporated by reference.

Business Expansion

The alleged replacement members of the Board of the Company announced that they have approved expansion into new business initiatives and operations, including memoranda of understanding with joint ventures with Assemble Corporation, Hilluck Co. Ltd., and LK Ventures Co., Ltd. without the prior authorization or knowledge of the duly appointed Board or the officers of the Company.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by MindWave Innovations Inc. dated March 24, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: March 26, 2026	By:	/s/ Dr. Vin Menon
	Name:	Dr. Vin Menon
	Title:	Chief Executive Officer

3